UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     November 4, 2005
                                                --------------------------------


             J.P. Morgan Chase Commercial Mortgage Securities Corp.
 (as depositor for the JPM 2005-CIBC13 trust to be formed pursuant to a Pooling and Servicing Agreement, to be entered into relating to the
                             JPM 2005-CIBC13 trust)
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             (Exact name of registrant as specified in its charter)

        New York                   333-126661                    13-3789046
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(State or other jurisdiction      (Commission                  (IRS Employer
    of incorporation)             File Number)               Identification No.)

                  270 Park Avenue
                  New York, New York                               10017
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                  (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code      (212) 834-9280
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

            Attached as Exhibit 99 are Computational Materials (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on May 20, 1994, regarding Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. and Kidder Structured Asset Corporation and as further modified by a no-action letter issued by the staff of the Commission on May 27, 1994, to the Public Securities Association (the "PSA")) furnished to the Registrant by J.P. Morgan Securities Inc., CIBC World Markets Corp., Deutsche Bank Securities Inc. and Nomura Securities International, Inc. (the "Underwriters") in respect of the Registrant's proposed offering of certain classes of the Commercial Mortgage Pass-Through Certificates, Series 2005-CIBC13 (the "Offered Certificates").

            The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-126661) (the "Registration Statement"). The Registrant hereby incorporates the Computational Materials by reference in the Registration Statement.

            The Computational Materials were prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Computational Materials.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits

       (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                               Description
-----------                               -----------

(99) Computational Materials prepared by J.P. Morgan Securities Inc., CIBC World Markets Corp., Deutsche Bank Securities Inc. and Nomura Securities International, Inc. in connection with the J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates,
                                          Series 2005-CIBC13

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 7, 2005

                                    J.P. MORGAN CHASE COMMERCIAL
                                    MORTGAGE SECURITIES CORP.



                                    By:  /S/ Dennis G. Schuh
                                       -----------------------------------------
                                       Name: Dennis G. Schuh
                                       Title: Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

(99)                    Computational Materials prepared                 E
                        by J.P. Morgan Securities Inc.,
                        CIBC World Markets Corp.,
                        Deutsche Bank Securities Inc.
                        and Nomura Securities
                        International, Inc. in
                        connection with the J.P. Morgan
                        Chase Commercial Mortgage
                        Securities Corp., Commercial
                        Mortgage Pass-Through
                        Certificates, Series 2005-CIBC13